Prospectus Supplement filed under Rule 424(b)(3)
                                                  S-3 Registration No. 333-52237

PROSPECTUS SUPPLEMENT
(to Prospectus dated June 3, 1998)

THIS DOCUMENTS CONSTITUTES PART OF A PROSPECTUS COVERING SECURITIES THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. INFORMATION CONTAINED HEREIN IS SUBJECT TO AMENDMENT.

                             HEALTHSOUTH CORPORATION

                                  $567,750,000
                         3.25% Convertible Subordinated
                               Debentures due 2003

                                       and

                       15,501,707 SHARES OF COMMON STOCK,
                            PAR VALUE $.01 PER SHARE

         The Prospectus, dated June 3, 1998 (the "Prospectus"), relating to the offering for resale of $567,750,000 aggregate principal amount of 3.25%
Convertible Subordinated Debentures due 2003 and 15,501,707 shares of Common Stock, par value $.01 per share, of HEALTHSOUTH Corporation (the "Company"), is hereby supplemented as set forth below.

1.       BANK OF AMERICA  CONVERTIBLE  SECURITIES  FUND is added to the table of
         Securityholders  on  page  14 of  the  Prospectus,  together  with  the following  information  as of a recent  date  prior to the date of this
         Prospectus Supplement:
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         Principal Amount of Debentures Beneficially Owned That May be Sold          450,000
         Percentage of Debentures Outstanding                                              *
         Number of Conversion Shares That May Be Sold                                 12,286
         Percentage of Common Stock Outstanding                                            *

2. BAPTIST HEALTH is added to the table of Securityholders on page 15 of the Prospectus, together with the following information as of a recent date prior to the date of this Prospectus Supplement:


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         Principal Amount of Debentures Beneficially Owned That May be Sold           90,000
         Percentage of Debentures Outstanding                                              *
         Number of Conversion Shares That May Be Sold                                  2,457
         Percentage of Common Stock Outstanding                                            *

3. BOSTON COLLEGE ENDOWMENT FUND is added to the table of Securityholders on page 15 of the Prospectus, together with the following information as of a recent date prior to the date of this Prospectus Supplement:

         Principal Amount of Debentures Beneficially Owned That May be Sold           60,000
         Percentage of Debentures Outstanding                                              *
         Number of Conversion Shares That May Be Sold                                  1,638
         Percentage of Common Stock Outstanding                                            *

4. BOSTON MUSEUM OF FINE ART is added to the table of Securityholders on page 15 of the Prospectus, together with the following information as of a recent date prior to the date of this Prospectus Supplement:

         Principal Amount of Debentures Beneficially Owned That May be Sold          45,000
         Percentage of Debentures Outstanding                                             *
         Number of Conversion Shares That May Be Sold                                 1,228
         Percentage of Common Stock Outstanding                                           *

5. The information set forth opposite the name CHRYSLER CORPORATION MASTER RETIREMENT TRUST (C/O OAKTREE CAPITAL MANAGEMENT, LLC) in the table of Selling Securityholders on page 15 is amended as follows:

         Principal Amount of Debentures Beneficially Owned That May be Sold        4,440,000
         Percentage of Debentures Outstanding                                              *
         Number of Conversion Shares                                                 121,228
         Percentage of Common Stock Outstanding                                            *

6. COVA BOND DEBENTURE is added to the table of Securityholders on page 15 of the Prospectus, together with the following information as of a recent date prior to the date of this Prospectus Supplement:

         Principal Amount of Debentures Beneficially Owned That May be Sold          500,000
         Percentage of Debentures Outstanding                                              *
         Number of Conversion Shares That May Be Sold                                 13,651
         Percentage of Common Stock Outstanding                                            *

7. DUNHAM & ASSOC. FUND II is added to the table of Securityholders on page 15 of the Prospectus, together with the following information as of a recent date prior to the date of this Prospectus Supplement:

         Principal Amount of Debentures Beneficially Owned That May be Sold          30,000
         Percentage of Debentures Outstanding                                             *
         Number of Conversion Shares That May Be Sold                                   819
         Percentage of Common Stock Outstanding                                           *

8. DUNHAM & ASSOC. FUND III is added to the table of Securityholders on page 15 of the Prospectus, together with the following information as of a recent date prior to the date of this Prospectus Supplement:

         Principal Amount of Debentures Beneficially Owned That May be Sold          20,000
         Percentage of Debentures Outstanding                                             *
         Number of Conversion Shares That May Be Sold                                   546
         Percentage of Common Stock Outstanding                                           *

9. ELF AQUITAINE is added to the table of Securityholders on page 15 of the Prospectus, together with the following information as of a recent date prior to the date of this Prospectus Supplement:

         Principal Amount of Debentures Beneficially Owned That May be Sold         100,000
         Percentage of Debentures Outstanding                                             *
         Number of Conversion Shares That May Be Sold                                 2,730
         Percentage of Common Stock Outstanding                                           *

10.      EMPLOYERS'   REINSURANCE   CORPORATION   is  added  to  the   table  of
         Securityholders on page 15 of the Prospectus, together with the following information as of a recent date prior to the date of this Prospectus Supplement:

         Principal Amount of Debentures Beneficially Owned That May be Sold       1,200,000
         Percentage of Debentures Outstanding                                             *
         Number of Conversion Shares That May Be Sold                                32,764
         Percentage of Common Stock Outstanding                                           *

11. ENGINEERS JOINT PENSION FUND is added to the table of Securityholders on page 15 of the Prospectus, together with the following information as of a recent date prior to the date of this Prospectus Supplement:

         Principal Amount of Debentures Beneficially Owned That May be Sold        160,000
         Percentage of Debentures Outstanding                                            *
         Number of Conversion Shares That May Be Sold                                4,368
         Percentage of Common Stock Outstanding                                          *

12. EQUITY INCOME FUND is added to the table of Securityholders on page 15 of the Prospectus, together with the following information as of a recent date prior to the date of this Prospectus Supplement:

         Principal Amount of Debentures Beneficially Owned That May be Sold       1,600,600
         Percentage of Debentures Outstanding                                             *
         Number of Conversion Shares That May Be Sold                                43,702
         Percentage of Common Stock Outstanding                                           *

13. FUJI U.S. INCOME OPEN is added to the table of Securityholders on page 15 of the Prospectus, together with the following information as of a recent date prior to the date of this Prospectus Supplement:

         Principal Amount of Debentures Beneficially Owned That May be Sold       2,400,000
         Percentage of Debentures Outstanding                                             *
         Number of Conversion Shares That May Be Sold                                65,529
         Percentage of Common Stock Outstanding                                           *

14. GOLDMAN, SACHS & CO. is added to the table of Securityholders on page 15 of the Prospectus, together with the following information as of a recent date prior to the date of this Prospectus Supplement:

         Principal Amount of Debentures Beneficially Owned That May be Sold       3,650,000
         Percentage of Debentures Outstanding                                             *
         Number of Conversion Shares That May Be Sold                                99,658
         Percentage of Common Stock Outstanding                                           *

15.      ILA  -  ANNUITY  &   INSURANCE   COMPANY  is  added  to  the  table  of
         Securityholders on page 16 of the Prospectus, together with the following information as of a recent date prior to the date of this Prospectus Supplement:

         Principal Amount of Debentures Beneficially Owned That May be Sold       5,500,000
         Percentage of Debentures Outstanding                                             *
         Number of Conversion Shares That May Be Sold                               150,170
         Percentage of Common Stock Outstanding                                           *

16.      LORD   ABBETT   BOND   DEBENTURE   FUND  is  added  to  the   table  of
         Securityholders on page 16 of the Prospectus, together with the following information as of a recent date prior to the date of this Prospectus Supplement:

         Principal Amount of Debentures Beneficially Owned That May be Sold      14,000,000
         Percentage of Debentures Outstanding                                         2.46%
         Number of Conversion Shares That May Be Sold                               382,252
         Percentage of Common Stock Outstanding                                           *

17. The information set forth opposite the name MFS SERIES TRUST V - MFS TOTAL RETURN FUND in the table of Selling Securityholders on page 16 is amended as follows:

         Principal Amount of Debentures Beneficially Owned That May be Sold      1,994,000
         Percentage of Debentures Outstanding                                            *
         Number of Conversion Shares                                                54,444
         Percentage of Common Stock Outstanding                                          *

18. MICHIGAN MUTUAL INSURANCE COMPANY is added to the table of Securityholders on page 16 of the Prospectus, together with the following information as of a recent date prior to the date of this Prospectus Supplement:

         Principal Amount of Debentures Beneficially Owned That May be Sold     2,200,000
         Percentage of Debentures Outstanding                                           *
         Number of Conversion Shares That May Be Sold                              60,068
         Percentage of Common Stock Outstanding                                         *

19. MUSEUM OF FINE ARTS, BOSTON is added to the table of Securityholders on page 16 of the Prospectus, together with the following information as of a recent date prior to the date of this Prospectus Supplement:

         Principal Amount of Debentures Beneficially Owned That May be Sold        60,000
         Percentage of Debentures Outstanding                                           *
         Number of Conversion Shares That May Be Sold                               1,638
         Percentage of Common Stock Outstanding                                         *

20. NEW HAMPSHIRE STATE RETIREMENT SYSTEM is added to the table of Securityholders on page 17 of the Prospectus, together with the following information as of a recent date prior to the date of this Prospectus Supplement:

         Principal Amount of Debentures Beneficially Owned That May be Sold       320,000
         Percentage of Debentures Outstanding                                           *
         Number of Conversion Shares That May Be Sold                               8,737
         Percentage of Common Stock Outstanding                                         *

21.      NICHOLAS   APPLEGATE   INCOME  &  GROWTH  is  added  to  the  table  of
         Securityholders on page 17 of the Prospectus, together with the following information as of a recent date prior to the date of this Prospectus Supplement:

         Principal Amount of Debentures Beneficially Owned That May be Sold     1,545,000
         Percentage of Debentures Outstanding                                           *
         Number of Conversion Shares That May Be Sold                              42,184
         Percentage of Common Stock Outstanding                                         *

22. The information set forth opposite the name NOMURA SECURITIES (BERMUDA) LTD. in the table of Selling Securityholders on page 17 is amended as follows:

         Principal Amount of Debentures Beneficially Owned That May be Sold     6,500,000
         Percentage of Debentures Outstanding                                       1.14%
         Number of Conversion Shares That May Be Sold                             177,474
         Percentage of Common Stock Outstanding                                         *

23. PACIFIC HORIZON CAPITAL INCOME FUND is added to the table of Securityholders on page 17 of the Prospectus, together with the following information as of a recent date prior to the date of this Prospectus Supplement:

         Principal Amount of Debentures Beneficially Owned That May be Sold    4,900,000
         Percentage of Debentures Outstanding                                          *
         Number of Conversion Shares That May Be Sold                            133,788
         Percentage of Common Stock Outstanding                                        *

24. PACIFIC INNOVATIONS TRUST CAPITAL INCOME FUND is added to the table of Securityholders on page 17 of the Prospectus, together with the following information as of a recent date prior to the date of this Prospectus Supplement:

         Principal Amount of Debentures Beneficially Owned That May be Sold      250,000
         Percentage of Debentures Outstanding                                          *
         Number of Conversion Shares That May Be Sold                              6,825
         Percentage of Common Stock Outstanding                                        *

25. PARKER-HANNIFIN CORPORATION is added to the table of Securityholders on page 17 of the Prospectus, together with the following information as of a recent date prior to the date of this Prospectus Supplement:

         Principal Amount of Debentures Beneficially Owned That May be Sold      200,000
         Percentage of Debentures Outstanding                                          *
         Number of Conversion Shares That May Be Sold                              5,460
         Percentage of Common Stock Outstanding                                        *

26. PHOENIX HOME LIFE CONVERTIBLE FUND is added to the table of Securityholders on page 17 of the Prospectus, together with the following information as of a recent date prior to the date of this Prospectus Supplement:

         Principal Amount of Debentures Beneficially Owned That May be Sold     1,000,000
         Percentage of Debentures Outstanding                                           *
         Number of Conversion Shares That May Be Sold                              27,303
         Percentage of Common Stock Outstanding                                         *

27. PROMUTUAL is added to the table of Securityholders on page 17 of the Prospectus, together with the following information as of a recent date prior to the date of this Prospectus Supplement:

         Principal Amount of Debentures Beneficially Owned That May be Sold        260,000
         Percentage of Debentures Outstanding                                            *
         Number of Conversion Shares That May Be Sold                                7,099
         Percentage of Common Stock Outstanding                                          *

28.      PUTNAM   BALANCED   RETIREMENT   FUND  is   added   to  the   table  of
         Securityholders on page 17 of the Prospectus, together with the following information as of a recent date prior to the date of this Prospectus Supplement:

         Principal Amount of Debentures Beneficially Owned That May be Sold        160,000
         Percentage of Debentures Outstanding                                            *
         Number of Conversion Shares That May Be Sold                                4,368
         Percentage of Common Stock Outstanding                                          *

29. PUTNAM CONVERTIBLE INCOME-GROWTH TRUST is added to the table of Securityholders on page 17 of the Prospectus, together with the following information as of a recent date prior to the date of this Prospectus Supplement:

         Principal Amount of Debentures Beneficially Owned That May be Sold      3,610,000
         Percentage of Debentures Outstanding                                            *
         Number of Conversion Shares That May Be Sold                               98,566
         Percentage of Common Stock Outstanding                                          *

30. PUTNAM FUNDS TRUST-PUTNAM HIGH YIELD TOTAL RETURN FUND is added to the table of Securityholders on page 17 of the Prospectus, together with the following information as of a recent date prior to the date of this Prospectus Supplement:

         Principal Amount of Debentures Beneficially Owned That May be Sold        50,000
         Percentage of Debentures Outstanding                                           *
         Number of Conversion Shares That May Be Sold                               1,365
         Percentage of Common Stock Outstanding                                         *

31. The information set forth opposite the name RAYTHEON COMPANY MASTER PENSION TRUST in the table of Selling Securityholders on page 17 is amended as follows:

         Principal Amount of Debentures Beneficially Owned That May be Sold      2,265,000
         Percentage of Debentures Outstanding                                            *
         Number of Conversion Shares                                                61,843
         Percentage of Common Stock Outstanding                                          *

32. RHONE-POULENC RORER INC. PENSION PLAN is added to the table of Securityholders on page 17 of the Prospectus, together with the following information as of a recent date prior to the date of this Prospectus Supplement:

         Principal Amount of Debentures Beneficially Owned That May be Sold         250,000
         Percentage of Debentures Outstanding                                             *
         Number of Conversion Shares That May Be Sold                                 6,826
         Percentage of Common Stock Outstanding                                           *

33. The information set forth opposite the name SAGE CAPITAL in the table of Selling Securityholders on page 17 is amended as follows:

         Principal Amount of Debentures Beneficially Owned That May be Sold       1,600,000
         Percentage of Debentures Outstanding                                             *
         Number of Conversion Shares                                                 43,686
         Percentage of Common Stock Outstanding                                           *

34. SAN DIEGO CITY RETIREMENT is added to the table of Securityholders on page 17 of the Prospectus, together with the following information as of a recent date prior to the date of this Prospectus Supplement:

         Principal Amount of Debentures Beneficially Owned That May be Sold          435,000
         Percentage of Debentures Outstanding                                              *
         Number of Conversion Shares That May Be Sold                                 11,877
         Percentage of Common Stock Outstanding                                            *

35. SAN DIEGO COUNTY CONVERTIBLE is added to the table of Securityholders on page 17 of the Prospectus, together with the following information as of a recent date prior to the date of this Prospectus Supplement:

         Principal Amount of Debentures Beneficially Owned That May be Sold        1,330,000
         Percentage of Debentures Outstanding                                              *
         Number of Conversion Shares That May Be Sold                                 36,313
         Percentage of Common Stock Outstanding                                            *

36. The information set forth opposite the name SOCIETE GENERALE in the table of Selling Securityholders on page 17 is amended as follows:

         Principal Amount of Debentures Beneficially Owned That May be Sold        5,250,000
         Percentage of Debentures Outstanding                                              *
         Number of Conversion Shares That May Be Sold                                143,344
         Percentage of Common Stock Outstanding                                            *

37. The information set forth opposite the name STATE EMPLOYEES' RETIREMENT FUND OF THE STATE OF DELAWARE in the table of Selling Securityholders on page 18 is amended as follows:

         Principal Amount of Debentures Beneficially Owned That May be Sold        1,555,000

         Percentage of Debentures Outstanding                                              *
         Number of Conversion Shares                                                  42,457
         Percentage of Common Stock Outstanding                                            *

38. The information set forth opposite the name STATE OF CONNECTICUT COMBINED INVESTMENT FUNDS in the table of Selling Securityholders on page 18 is amended as follows:

         Principal Amount of Debentures Beneficially Owned That May be Sold         5,525,000
         Percentage of Debentures Outstanding                                               *
         Number of Conversion Shares                                                  150,853
         Percentage of Common Stock Outstanding                                             *

39. UNIVERSITY OF ROCHESTER is added to the table of Securityholders on page 18 of the Prospectus, together with the following information as of a recent date prior to the date of this Prospectus Supplement:

         Principal Amount of Debentures Beneficially Owned That May be Sold             60,000
         Percentage of Debentures Outstanding                                                *
         Number of Conversion Shares That May Be Sold                                    1,638
         Percentage of Common Stock Outstanding                                              *

40. The information set forth opposite the name VANGUARD CONVERTIBLE SECURITIES FUND, INC. in the table of Selling Securityholders on page 18 is amended as follows:

         Principal Amount of Debentures Beneficially Owned That May be Sold          4,015,000
         Percentage of Debentures Outstanding                                                *
         Number of Conversion Shares                                                   109,624
         Percentage of Common Stock Outstanding                                              *

41. WAKE FOREST UNIVERSITY is added to the table of Securityholders on page 18 of the Prospectus, together with the following information as of a recent date prior to the date of this Prospectus Supplement:

         Principal Amount of Debentures Beneficially Owned That May be Sold            145,000
         Percentage of Debentures Outstanding                                                *
         Number of Conversion Shares That May Be Sold                                    3,959
         Percentage of Common Stock Outstanding                                              *

         The date of this Prospectus Supplement is June 12, 1997.


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